Exhibit 99.2

Investor Presentation August 2022 Proprietary Information

Disclaimer This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding possible or assumed future results of operations, business strategies, development plans, regulatory activities, competitive position, potential growth opportunities, & the effects of competition are forward-looking statements. These statements involve known & unknown risks, uncertainties & other important factors that may cause actual results, performance or achievements of EverQuote, Inc. (“the Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expect,” “plan,” “project,” “estimate,” “guidance,” or “potential” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations & projections about future events & financial trends that it believes may affect the Company’s business, financial condition & results of operations. These forward-looking statements speak only as of the date of this presentation & are subject to a number ofrisks, uncertainties & assumptions, some of which cannot be predicted or quantified & some of which are beyond the Company’s control. The events & circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, & actual results could differ materially from those projected in the forward-looking statements, including as a result of: (1) the Company’s ability to attract and retain consumers and insurance providers using the Company’s marketplace; (2) the Company’s ability to maintain or increase the amount providers spend per quote request; (3) the impact on the Company and the insurance industry of the COVID-19 pandemic; (4) the effectiveness of the Company’s growth strategies and its ability to effectively manage growth; (5) the Company’s ability to maintain and build its brand; (6) the Company’s reliance on its third-party service providers; (7) the Company’s ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and the Company’s ability to successfully monetize them; (8) the impact of competition in the Company’s industry and innovation by the Company’s competitors; (9) the expected recovery of the auto insurance industry; (10) developments regarding the insurance industry and the transition to online marketing; (11) the Company’s ability to successfully integrate PolicyFuel; (12) the Company’s ability to successfully remediate the material weaknesses identified in the Company’s internal controls over financial reporting; and (13) the possible impacts of inflation; (14)as a result of the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q & the other filings that the Company makes with the Securities & Exchange Commission from time to time. Moreover, new risk factors & uncertainties may emerge from time to time, & it is not possible for management to predict all risk factors & uncertainties that the Company may face. Except asrequired by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. The Company’s presentation also contains estimates, projections, & other information concerning the Company’s industry, the Company’s business & the markets for certain of the Company’s products & services, including data regarding the estimated size of those markets. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties & actual events or circumstances may differ materially from events & circumstances reflectedin this information. Unless otherwise expressly stated, the Company obtained this industry, business, market & other data from reports, research surveys, studies & similar data preparedbymarket research firms & other third parties, from industry, general publications, & from government data & similar sources. The Company presents Adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure is included in the Appendix to these slides. Proprietary Information 2

Our vision Become the largest online source of insurance policies by using data and technology to make insurance simpler, more affordable and personalized, ultimately reducing cost and risk. Proprietary Information 3

Key Investment Highlights Insurance Marketplace Leader Extensive Distribution Leading multi-vertical online insurance marketplace providing Extensive distribution channels with third-party marketplace compelling benefits for consumers and insurance providers (carriers and local agents) and first-party DTCA1 offerings Massive Market Opportunity Diversified Business Model $154b in annual insurance distribution and advertising spend in Multi-vertical insurance market with diversified distribution the early phases of shifting online provides multi-year tailwind channels creates resilience in business model Proprietary Tech and Data Compelling Financial Model Proprietary platforms built on highly integrated machine Targeting 20+% average annual revenue growth over the long-learning assets support rapid growth and drive network effects term with expanding Adjusted EBITDA margin2 1. “DTCA” refers to Direct-to-Consumer Agency 2. Based on the compound annual growth rate (CAGR) from 2016 –2021 of Revenue and Adjusted EBITDA of 28% and 37%, respectively. Company anticipates industry headwinds will result in Proprietary Information 4 current year growth below long-term targets.

Company Snapshot

- One of the insurance industry's largest online customer acquisition and distribution platforms
- 3rd party Marketplace with 100+ carriers and 8,500+ local agents; 1st party DTCA platform with 200+ agents
- Diversified model serving consumers and providers in the auto, home & renters, life and health insurance markets
- Highly scalable, proprietary platform powered by deeply integrated machine learning and data assets
- Founded by MIT alumni in 2011 with headquarters in Cambridge, MA; IPO in summer 2018

28% Revenue CAGR (5yr)[1]	**31%** VMM[2] CAGR (5yr)[1]	**95%** Non-Auto[3] CAGR (5yr)[1]
4.6x YoY DTCA revenue [4]	**4.1x** YoY DTCA policies [4]	**4.6x** YoY DTCA agents [4]

Insurance verticals

- Auto
- Home & Renters
- Life
- Health

1. Based on the compound annual growth rate (CAGR) from 2016 – 2021
2. "VMM" refers to Variable Marketing Margin
3. "Non-auto" refers to non-auto insurance verticals
4. Year-over-year increase based on 2Q2022 over 2Q2021 for combined DTCA operations; policy growth based on policies submitted and agent growth based on average within the period.

EVERQUOTE Proprietary Information 5

EverQuote Benefits Both Consumers & Providers

Our platforms address challenges inherent in the highly-fragmented insurance market

Consumers save time and money

- Single destination for **insurance needs**
- **Personalized** shopping experience
- Average savings of **$600** per year[1]



Providers acquire consumers more efficiently

- Large volume of **high intent consumers**
- **Higher ROI** from target-based consumer attributes
- Opportunity to acquire consumer **referrals** (within Marketplace) **and bound policies** (within DTCA)

Anthem, USAA, United Healthcare, clearcover, Lemonade, Progressive, Allstate, Hippo, Nationwide, Liberty Mutual, Farmers Insurance, elephant

1. Estimated average annual premium savings based on a countrywide survey in 2020 of EverQuote users that reported old & new auto premiums.

EVERQUOTE Proprietary Information 7

The Customer Journey



Customer Acquisition
Consumer Routing
Distribution
Traffic Channels
Consumer Arrival
Provider Matching
Provider Engagement
EverQuote Monetization
SEM
Email
Calls
Partnerships
Display
TV / Other[1]
Alignment
Bidding
Performance
Marketplace (3rd Party)
Carriers
Local Agents
DTCA[2] (1st Party)
Independent agent for several carriers
PSaaS[3] teams exclusive to each carrier
Per Referral
Per Policy Sold

EVERQUOTE

1. Other includes organic search, direct-to-site, inbound calls, social & other traffic sources.
2. "DTCA" refers to Direct to Consumer Agency consisting of first party agents.
3. "PSaaS" refers to Policy-Sales-as-a-Service offering.

Proprietary Information 8

Proprietary Platforms Strengthen Competitive Moat Highly integrated machine learning and data assets to support growth of all verticals Marketing Consumer Distribution B2B Omni-channel Personalized User Consumer Alignment Enterprise & Agency Automated Bidding Experiences Algorithms Campaign Management Minimize Cost per Maximize Maximize Bind Maximize Value per Acquisition Conversion Rates Performance Acquisition Proprietary Information 9

Distribution Strength of our Platforms Representative Partners 100+ carriers available in the marketplace 8,500+ 3rd party local agents 200+ 1st party EverQuote agents Based on Company data & representative of the insurance provider partners on the platform as of August 1, 2022 Proprietary Information 10

Creating a World-Class DTCA Platform

- **EVER agents** serve consumers in all of our insurance verticals
  - **PSaaS** model for Auto and Home verticals; EVER agents dedicated exclusively to selling a specific carrier's policies
  - **Independent** agent model in Life and Health verticals; EVER advisors work with multiple carriers
- Broadens access to the **$137b commission TAM**[1] component of insurance distribution spend shifting online
- Opportunity to improve shopping experience, **build lifetime consumer relationships** and enhance monetization
- Started in 2020 with in-house effort; complemented by acquiring CrossPointe Insurance, which we renamed **Eversurance**, and **PolicyFuel**

$13.1m 2Q22 revenue	**13%** 2Q22 revenue; % of total	**$7.5m** 2Q22 Health revenue
4.6x YoY revenue [2]	**4.1x** YoY policies [2]	**+84** NPS[3]

Representative DTCA Customer Review

"I can't thank Erica enough for her patience, kindness, and compassion she extended to me as I set up a new health care plan for my family. Also, the ability to call and email back and work with the same person who is familiar with you and what you need is outstanding!! Great customer service, looking forward to a long professional relationship."
- Stephen

EVERQUOTE

1. Source: Stax Consulting, Inc., S&P Global Market Intelligence SNL Insurance Data, IIABA and Company estimates.
2. Year-over-year increase based on 2Q2022 over 2Q2021 inclusive of revenue resulting from acquisition of PolicyFuel.
3. Net Promoter Score based on surveys (Nov 2021 – Jan 2022) of consumers who submitted policies through our DTCA, the health Annual Enrollment Period in 4Q21.

Proprietary Information 11

Building a Multi-Vertical Insurance Destination We are executing on our vision and continue to build more diversified revenue streams 2011 2016 2019 2020 2021 Marketplace1 DTCA2 Marketplace DTCA Marketplace DTCA Marketplace DTCA Marketplace DTCA Health & Medicare Life Home & Renters Auto Non-Auto 0% 3% 15% 18% 21% Revenue3 = Service offered = Service not offered 1. “Marketplace” refers to third party carriers and local agents. 2. Direct to Consumer Agency (“DTCA”) refers to first party agents. Proprietary Information 12 3. Non-Auto revenues as a percentage of overall Revenue include home & renters, health, and life verticals.

Track-Record of Successful Acquisitions

Pursued opportunities that accelerate our strategy to be the leading online destination for insurance shopping

Acquisition Criteria

Broaden market opportunity	Accelerate DTCA strategy
Enhance consumer experiences	Support growth of carrier partners
Financially accretive	Build diversified revenue streams

Recent Transactions

Crosspointe Insurance, which we renamed Eversurance (closed September 2020)

- A sales and decision support agency that connects consumers to high quality health insurance in a customer-centric environment.
- Founders with deep health insurance experience; approximately 30 full-time employees (many of whom are agents)[1]

PolicyFuel (closed August 2021)

- Digitally-enabled insurance agency offering auto and home policies via a PSaaS model; advisor teams focused exclusively on selling a carrier's own insurance offerings to its target consumers
- Founders with decades of collective P&C insurance experience; a team of 90 full-time employees (many of whom are agents)[2]

1. Represents data as of time of acquisition closing
2. Represents data as of time of acquisition closing

EVERQUOTE

Proprietary Information 13

Multiple Levers Driving Future Growth Expand DTCA Platform Grow Existing Verticals Deepen Consumer & Provider Engagement Increase Attract Provider Coverage More & Budget Consumers Proprietary Information 14

Financial Overview Proprietary Information 15

SecondQuarter2022 Highlights â–ª Continued strong headwinds in auto insurance adversely impacted 2Q22 financial performance $102m 32% $33m â–ª Total revenues of $101.9m; a 3% decrease over 2Q21 Revenue VMM as a VMM % of revenue â–ª Variable Marketing Margin of $33.1m; a 1% increase over 2Q21 and represents 32% of revenues â–ª Non-auto revenues of $20.5m; a 10% increase over 10% $1.4m 13% 2Q21 and represents 20% of total revenue Non-Auto YoY 2Q22 Adjusted DTCA revenues â–ª Delivered positive Adjusted EBITDA of $1.4m revenue growth EBITDA as a % of revenues through comprehensive expense management â–ª DTCA revenues in 2Q22of $13.1m, or 13% of revenues Note: Adjusted EBITDA is a non-GAAP metric, refer to financial reconciliation for additional detail. Proprietary Information 16

Strong Track Record Track Record of Growth of Strong Growth Revenue ($m) 450 28% 419 25% 400 CAGR 2016-2021 â–ª Total revenue grew 28% compounded annually 347 20% 350 2016 –2021 300 249 15% â–ª Other Insurance verticals grew 95% compounded 250 annually 2016 –2021 200 163 10% â–ª Revenue diversification by growing other insurance 150 123 126 verticals: Home & Renters, Life, Health 100 5% 50 Home & Renters Life Health 0 0% 2016 2017 2018 2019 2020 2021 Auto Other Verticals Other Verticals, % of total Note: Based on the compound annual growth rate (CAGR) from 2016 –2021 of Revenue.. Company anticipates industry headwinds will result in current year growth meaningfully below Proprietary Information 17 long-term targets.

Delivering Incremental Variable Marketing Margin Variable Marketing Margin ($m) 32% 31% 31.3% 129.6 31.0% CAGR 2016-2021 31% 108.6 â–ª VMM grew 31% compounded annually 2016 –2021 30% 29.5% â–ª Proprietary platforms have driven increasing VMM as a percentage of revenue (VMM%) since 2016 73.3 29% 28.3% 28.2% 28% â–ª Auto insurance headwinds in 2H21 adversely 27.4% 46.1 impacted VMM and associated % 33.6 35.8 27% â–ª Potential for incremental improvement in VMM% from higher VMM margins associated DTCA and 26% customer cross-selling 25% 2016 2017 2018 2019 2020 2021 Variable Marketing Margin % Note: Beginning in the first quarter of 2019, we revised our definition of variable marketing margin, or VMM. The VMM displayed above reflects our revised definition of VMM for all years Proprietary Information 18 presented. Refer to Key Metrics Definitions in the Appendix for a definition of VMM.

Focused on Delivering Long-term Profitability Adjusted EBITDA ($m) 20.0 37% 18.4 14.6 15.0 CAGR 2016-2021 â–ª Adjusted EBITDA grew 37% compounded annually 2016 -2021 10.0 8.3 â–ª Strategic investments in proprietary technology and data platforms provide key driver for long-term growth 5.0 3.0 2018 â–ª Significant opportunity for growing Adjusted EBITDA margin in 0.0 the long-term by improving the efficiency of marketing costs -1.5 and leveraging operating expenses -5.0 -5.5 -10.0 2016 2017 2018 2019 2020 2021 Note: Adjusted EBITDA is a non-GAAP metric, refer to financial reconciliation for additional detail. Proprietary Information 19

NASDAQ: EVER Proprietary Information 20

Appendix Proprietary Information 21

Key Metrics Definitions Variable We define variable marketing margin, or VMM, as revenue, as reported in our consolidated statements of operations and comprehensive income (loss), less advertising costs (a component of sales and marketing expense, as reported in our statements of Marketing operations and comprehensive income (loss)). We use VMM to measure the efficiency of individual advertising and consumer Margin acquisition sources and tomaketrade-offdecisionsto manage our return on advertising. We do not use VMM as a measure of profitability. We define Adjusted EBITDA as net income (loss), adjusted to exclude:stock-based compensation expense, depreciation and Adjusted amortization expense, acquisition-related costs, legal settlement expense, one-time severance charges, interest income and the provision for (benefit from) income taxes. We monitor & present Adjusted EBITDA because it is a key measure used by our EBITDA management & board of directors to understand & evaluate our operating performance, to establish budgets & to develop operational goals for managing our business. Proprietary Information 22

Reconciliation of Adjusted EBITDA -12 Months Ended 12 Months Ended ($ in Thousands) December 31, December 31, December 31, December 31, December 31, December 31, 2021 2020 2019 2018 2017 2016 Net loss ($19,434) ($11,202) ($7,117) ($13,791) ($5,070) ($930) Stock-based compensation $30,020 $12,721 $7,121 $1,860 $1,956 $24,179 Depreciation & amortization $5,072 $3,350 $2,186 $1,341 $1,360 $1,437 Legal settlement — $1,227 — -Acquisition-related costs/ $1,065 $2,258 — —earnout Severance under a plan 440 — —— Interest (income) expense, ($37) (189) ($669) (121) 381 508 net Provision for (benefit from) ($2,510) — — 18 income taxes Adjusted EBITDA $14,616 $18,396 $8,348 ($5,450) ($1,469) $2,989 Proprietary Information 23

Reconciliation of Adjusted EBITDA -3 Months Ended 3 Months Ended ($ in Thousands) June 30, March 31, December 31, September 30, June 30, 2022 2022 2021 2021 2021 Net loss ($3,756) ($5,715) ($8,480) ($5,272) ($1,881) Stock-based compensation $7,600 $7,530 $7,063 $8,348 $7,089 Depreciation & amortization $1,405 $1,511 $1,464 $1,298 $1,136 Legal settlement — — -Acquisition-related costs/ ($3,779) ($892) $60 $819 $265 earnout Severance under a plan — 440 — Interest expense, net ($37) ($8) ($4) ($9) ($10) Provision for (benefit from) ——($2,510) -income taxes Adjusted EBITDA $1,433 $2,426 $543 $2,674 $6,599 Proprietary Information 24